UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22481

                    Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

                             New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

                             New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

Semi-Annual Report

June 30, 2011

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to stockholders of the Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Manager Commentary

as of June 30, 2011

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. (“Fund”, or “AFT”). We appreciate the trust and confidence you have placed with us through your investment in the Fund.

The Fund completed its initial public offering (“IPO”) on Wednesday, February 23, 2011. At the time of the IPO, the tone in both the equity and fixed income markets was fairly positive, with the S&P 500 gaining 5.92% (including dividends) during the first quarter and the S&P/LSTA Leveraged Loan Index gaining 2.43%. We believe this positive tone was due in part to imbalances between the supply of and demand for loans, as reflected by record inflows to bank loan mutual funds, which totaled $10.4 billion during the first quarter of 2011, up from $2.7 billion during the same period in 2010.

In the loan market, the imbalance between the strong demand for loans and the relatively short supply of new loans led to a period of brief spread compression at about the same time that we were beginning to invest the IPO proceeds. Rather than rush to fully invest the portfolio quickly in the face of tight market conditions, we moderated our pace of investment in an effort to uncover what we believed to be compelling values in an otherwise difficult market. Shortly after the IPO, the tragic tsunami in Japan occurred, which was followed by the reemergence of the European sovereign debt issues that first surfaced last May. The combination of these events, as well as generally uninspiring economic data coming out of the U.S., caused a significant pullback in risk appetite across all markets.

That pullback in risk appetite caused prices for assets in most markets, including loans and bonds, to fall from levels seen during the first quarter. However, the pullback in risk appetite also had a beneficial impact for investors who were active participants in the new issue markets in the form of increased yields and more robust structural features. As a result, we focused our investment activities for AFT on the primary issuance market and were able to select from assets with relatively higher yields, better structures and overall higher quality than we anticipated at the time of the IPO.

As of June 30, 2011, the investment portfolio consisted of first lien senior secured loans (81.07%), senior secured bonds (8.78%), second lien secured loans (4.72%) and senior unsecured bonds (5.43%) and there was $25.4 million of cash on hand. In addition to the proceeds from the IPO, we also invested the proceeds from the leverage facility that was put in place shortly after the IPO. The leverage facility is comprised of a senior secured, floating rate loan and floating rate preferred shares that are benchmarked off of 3-month LIBOR and have an initial tenor of 3 years. Please refer to our Financial Statements for additional information on the Fund’s leverage.

For much of the second quarter, the ongoing concerns over the European sovereign debt crisis, the disappointing flow of macroeconomic news in the U.S. and the boisterous debate over the U.S. debt ceiling have driven market tone and macro volatility. Though this volatility bares monitoring, we believe the Fund has benefited from the more attractive spreads and structures it has brought about as it allows us to generate a more attractive current yield on the Fund. In addition, now that the portfolio is nearly fully invested, we are able to manage the portfolio with an eye on relative value between these new issues and existing holdings and will look to optimize the portfolio when attractive opportunities present themselves.

Despite the macro volatility and recent headlines, we are encouraged by what we are observing in corporate earnings and cash flow trends. Corporate loan defaults have remained low; through June 30, 2011, the par-weighted loan default rate was at 0.91%, a 41-month low and down from 1.87% at the start of the year. As a point of reference, this compares to a historical S&P average loan default rate of 3.62% and an all-time high of 10.81% reached in November of 2009. Combined with the increased yields and improved structures for the loans we see in the market, we believe it is an attractive time to be investing in loans and are pleased with the composition of the portfolio and the attractive yield we have been able to generate to date.

While the commentary above highlights and explains the performance of the Fund and overall market during the second quarter, we would be remiss if we did not comment on and address the extreme volatility currently being experienced by the financial markets in the aftermath of S&P’s downgrade of the US to AA+ from AAA. While the consensus view prior to the downgrade seemed to indicate that such a move was priced in, markets clearly had a negative reaction to the announcement and caused a violent move downwards in prices for “risky” assets. The moves lower are reminiscent of 2008 and 2009, though in many ways they have been more rapid than we saw during that period, which was characterized by a long, methodical march lower, as opposed to a large gapping down of prices across the span of just a few days. However, the technical environment we find ourselves in is very different from 2008 and 2009 in that the amount of leverage in the financial system is dramatically lower and the nature of the decrease in prices seems to be based on little to no volume for most names, as opposed to the real, forced selling in 2008 and 2009 that drove prices to all time lows. While it is impossible to say with any certainty where the markets are headed from here, we believe that our focus on newer-vintage loans with attractive yields and structures is the right strategy for a long-only fund in this environment and are confident in our ability to navigate these volatile markets.

Semi-Annual Report | 3

Apollo Senior Floating Rate Fund Inc.

Manager Commentary (continued)

as of June30, 2011

We will endeavor to execute on our strategy of generating current income and preserving capital by using our core industry expertise and strategic platform to identify unique and compelling investment opportunities for our shareholders.

We appreciate your interest in and support of the Fund. If you have any questions about the Apollo Senior Floating Rate Fund, please call 1-888-301-3838, or go to our website at www.agmfunds.com.

Sincerely,

Apollo Credit Management

Portfolio Composition (as % of Current Market Value of Investment Securities)
First Lien Senior Secured Loans	81.07%
Second Lien Secured Loans	4.72%
Senior Secured Bonds	8.78%
Senior Unsecured Bonds	5.43%

Portfolio Characteristics
Weighted Average Floating-Rate Spread	4.51%
Weighted Average Fixed-Rate Coupon	10.57%
Weighted Average Days to Reset	67
Average Position Size	$4,270,174
Number of Positions	104
Weighted Average Rating	B

Credit Quality (as % of Issues by Credit Rating) (a)
BBB or Higher	0.5%
BB	18.6%
B	70.1%
CCC or Lower	10.8%

Top 5 Industries (as % of Current Market Value of Investments)
Healthcare & Pharmaceuticals	10.5%
Retail	9.9%
Services: Business	8.8%
Media: Broadcasting & Subscription	8.5%
Telecommunications	7.8%
Total	45.5%

Top 10 Issuers (as % of Current Market Value of Investments)
First Data Corp.	2.5%
Cengage Learning Acquisitions, Inc.	2.2%
Travelport, LLC	2.1%
Brock Holdings III, Inc.	2.0%
Burlington Coat Factory Warehouse Corp.	2.0%
Texas Competitive Electric Holdings Co., LLC (TCEH Finance, Inc.)	1.9%
Summit Entertainment, LLC	1.9%
Avaya, Inc.	1.9%
Univision Communications, Inc.	1.9%
Asurion, LLC (fka Asurion Corp.)	1.8%
Total	20.2%

Performance Comparision
Since Inception on Feb. 23, 2011
AFT - Stock Price (b)	(4.66)%
AFT - NAV (b)	1.21%
S&P/LSTA Leveraged Loan Index	0.09%

(a) Credit quality is calculated as a percentage of senior loans and corporate notes and bonds, which at June 30, 2011 are the only security types held by the Fund. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Credit quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change. Investment securities that are not rated are included with investments rated CCC or lower.

(b) Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate.

4 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

June 30, 2011 (unaudited)

	Principal Amount ($)	Value ($)
US Senior Loans (a) - 125.1%
AEROSPACE & DEFENSE - 2.6%
DynCorp International, Inc. Term Loan, 6.25%, 07/07/16	2,729,308	2,745,629
Scitor Corp. Term Loan, 5.00%, 02/15/17	4,975,000	4,972,935

		7,718,564

AUTOMOTIVE - 2.6%
Chrysler, LLC Tranche B Term Loan, 6.00%, 05/24/17	4,750,000	4,649,419
KAR Auction Services, Inc. Term Loan, 5.00%, 05/19/17	2,975,000	2,998,547

		7,647,966

BANKING, FINANCE, INSURANCE AND REAL ESTATE - 5.7%
Asurion, LLC
First Lien Term Loan, 5.50%, 05/24/18	3,000,000	2,965,710
Second Lien Term Loan, 9.00%, 05/24/19	5,000,000	5,028,125
BNY ConvergEX Group, LLC First Lien Term Loan, 5.25%, 12/19/16	3,508,011	3,517,886
EZE Castle Software, Inc. First Lien Term Loan, 5.25%, 12/19/16	1,471,976	1,476,120
Sedgwick Claims Management Services, Inc. Term B-1 Loan, 5.00%, 12/31/16.	3,891,296	3,893,728

		16,881,569

BEVERAGE, FOOD & TOBACCO - 3.3%
Focus Brands, Inc. Term Loan, 5.25%, 11/05/16	4,783,465	4,832,806
Pierre Foods, Inc. First Lien Term Loan, 7.00%, 09/30/16	4,974,937	5,034,015

		9,866,821

CHEMICALS, PLASTICS, & RUBBER - 8.5%
Arizona Chemical US, Inc. Term Loan, 4.75%, 11/21/16	3,916,879	3,929,942
Houghton International, Inc. Term Loan B, 6.75%, 01/29/16	2,930,248	2,948,562
Nexeo Solutions, LLC Initial Loans, 5.00%, 09/08/17	4,987,500	4,981,266
NuSil Technology, LLC Term Loan, 5.25%, 04/07/17	3,416,949	3,421,220
Styron S.A.R.L., LLC Term Loan B, 6.00%, 08/02/17	4,975,000	4,977,189
Univar, Inc. Term B Loan, 5.00%, 06/30/17	4,975,000	4,972,736

		25,230,915

CONSTRUCTION & BUILDING - 2.9%
Brock Holdings III, Inc. First Lien Term Loan, 6.00%, 03/16/17	2,244,375	2,259,334

	Principal Amount ($)	Value ($)
CONSTRUCTION & BUILDING (continued)
Second Lien Initial Term Loan,10.00%, 03/16/18	6,250,000	6,429,688

		8,689,022

CONSUMER GOODS: DURABLE - 3.4%
Goodman Global, Inc. First Lien Initial Term Loan, 5.75%, 10/28/16	5,972,425	5,998,554
SRAM, LLC
First Lien Term Loan, 5.75%, 06/07/18	2,500,000	2,497,662
Second Lien Term Loan, 8.50%, 12/07/18	1,650,000	1,651,039

		10,147,255

CONSUMER GOODS: NON-DURABLE - 3.9%
Armored AutoGroup, Inc. Term Loan, 6.00%, 11/05/16	4,975,000	4,989,005
Hoffmaster Group, Inc. First Lien Term Loan, 7.25%, 06/02/16	1,974,522	1,981,927
Revlon Consumer Products Corp. Term Loan B, 4.75%, 11/19/17	1,650,000	1,654,851
Spectrum Brands, Inc. New Term Loan, 5.00%, 06/17/16	2,896,765	2,920,982

		11,546,765

CONTAINERS, PACKAGING AND GLASS - 3.0%
Pelican Products, Inc. Term Loan, 5.00%, 03/07/17	5,037,188	5,042,426
Tank Intermediate Holding Corp. Term Loan A, 5.00%, 04/15/16	3,773,585	3,783,019

		8,825,445

ENVIRONMENTAL INDUSTRIES - 1.4%
EnergySolutions, LLC Term Loan, 6.25%, 08/15/16	3,954,988	3,978,480

HEALTHCARE & PHARMACEUTICALS - 14.1%
Axcan Intermediate Holdings, Inc. Term Loan, 5.50%, 02/10/17	5,970,000	5,915,016
Iasis Healthcare Term Loan B, 5.00%, 05/03/18	997,500	995,096
InVentiv Health, Inc. Replacement Term B Loan, 4.75%, 08/04/16	4,477,528	4,459,058
Medpace, Inc. First Lien Term B Loan, 06/19/17 (b)	6,000,000	5,940,000
MultiPlan, Inc. Term B Loan, 4.75%, 08/26/17	5,000,000	4,982,800
Onex Carestream Finance LP Term Loan B, 5.00%, 02/25/17	4,987,500	4,669,896
Physician Oncology Services, LP Effective Date Term Loan, 6.25%, 01/31/17 (c)	5,039,527	5,008,030
Radnet Management, Inc. Tranche B Term Loan, 5.75%, 04/06/16	2,324,141	2,327,046

See accompanying Notes to Financial Statements. | 5

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2011 (unaudited)

	Principal Amount ($)	Value ($)
US Senior Loans (a) (continued)
HEALTHCARE & PHARMACEUTICALS (continued)
Rural/Metro Operating Co. LLC First Lien Term Loan B, 06/30/18 (b)	2,000,000	1,999,580
Select Medical Corp. (Seaworld Parks) Tranche B Term Loan, 5.50%, 06/01/18	3,500,000	3,439,293
Warner Chilcott Co., LLC Term B-2 Loan, 4.25%, 03/15/18.	456,000	456,714
Warner Chilcott Corp. Term B-1 Loan, 4.25%, 03/15/18.	912,000	913,427
Warner Chilcott Luxco S.A.R.L. Term B-3 Loan, 4.25%, 03/15/18.	627,000	627,981

		41,733,937

HIGH TECH INDUSTRIES - 10.2%
Airvana Network Solutions, Inc. Term Loan, 10.00%, 03/25/15	6,820,238	6,918,279
Freescale Semiconductor, Inc. Extended Maturity Term Loan, 4.44%, 12/01/16	4,967,614	4,947,147
Open Link Financial, Inc. Term B Loan, 5.25%, 04/27/18	3,250,000	3,241,875
Sensus USA, Inc. First Lien Term Loan, 4.75%, 05/09/17	2,244,375	2,254,542
Sophos Term Loan B, 06/15/16 (b)	1,666,667	1,679,167
Vertafore, Inc. First Lien Term Loan, 5.25%, 07/29/16	5,335,844	5,355,534
Vision Solutions, Inc. Term Loan, 6.00%, 07/23/16	5,678,125	5,667,479

		30,064,023

HOTEL, GAMING & LEISURE - 1.7%
CCM Merger, Inc. (Motor City) Term Loan, 7.00%, 03/01/17	4,824,898	4,893,243

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 5.6%
Advantage Sales & Marketing, Inc. First Lien Term Loan, 5.25%, 12/18/17	4,975,000	4,989,925
Cengage Learning Acquisitions, Inc. (Thomson Learning) Tranche 1 Incremental Term Loan, 7.50%, 07/03/14	4,974,359	4,999,231
Getty Images, Inc. Initial Term Loan, 5.25%, 11/07/16	4,974,937	5,007,896
SymphonyIRI Group, Inc. Term Loan, 5.00%, 12/01/17	1,500,000	1,507,192

		16,504,244

MEDIA: BROADCASTING & SUBSCRIPTION - 11.6%
Clear Channel Communications, Inc. Tranche B Term Loan, 3.84%, 01/29/16	5,500,000	4,675,000

	Principal Amount ($)	Value ($)
MEDIA: BROADCASTING & SUBSCRIPTION (continued)
Harron Communications LP Term Loan B, 5.25%, 10/06/17	5,486,250	5,491,901
Hubbard Radio, LLC Second Lien Term Loan, 8.75%, 04/30/18	6,000,000	6,135,000
Intelsat Jackson Holdings S.A. Tranche B Term Loan, 5.25%, 04/02/18	5,000,000	5,022,900
Univision Communications, Inc. Extended First-Lien Term Loan, 4.44%, 03/31/17	8,425,289	8,014,556
Yankee Cable Acquisition, LLC Term Loan, 6.50%, 08/26/16	4,977,437	4,983,485

		34,322,842

MEDIA: DIVERSIFIED & PRODUCTION - 7.3%
MGM Studios Term Loan, 6.50%, 12/20/16	5,785,385	5,814,312
Summit Entertainment, LLC Term Loan, 7.50%, 09/07/16	8,287,500	8,220,164
Technicolor S.A. Term A2 Facility, 7.00%, 05/26/16	2,493,507	2,348,796
Term B2 Facility, 8.00%, 05/26/17	5,454,545	5,137,991

		21,521,263

METALS & MINING - 3.0%
American Rock Salt Co., LLC Term Loan, 5.50%, 04/25/17	1,250,000	1,253,131
Fairmount Minerals, Ltd. Tranche B Term Loan, 5.25%, 03/15/17	4,678,830	4,693,451
Walter Energy, Inc. Term Loan B, 4.00%, 04/02/18	3,000,000	3,004,605

		8,951,187

RETAIL - 14.4%
Bass Pro Group, LLC Term Loan, 5.25%, 06/13/17	3,950,000	3,926,952
Burlington Coat Factory Warehouse Corp. Term B Loan, 6.25%, 02/23/17	8,475,009	8,480,306
Gymboree Corp. (The) Term Loan 2011, 5.00%, 02/23/18	4,975,000	4,826,521
J. Crew Group, Inc. Term Loan, 4.75%, 03/07/18	5,000,000	4,797,225
JJ Lease Funding Corp. Term Loan, 10.00%, 04/29/17	5,000,000	4,906,250
Jo-Ann Stores, Inc. Term Loan, 4.75%, 03/16/18	4,420,000	4,359,247
Neiman Marcus Group, Inc. (The) Term Loan, 4.75%, 05/16/18	2,600,000	2,568,085
Oriental Trading Co., Inc. Term Loan, 7.00%, 02/11/17	4,987,500	4,918,922
Petco Animal Supplies, Inc. Term B Loan, 4.50%, 11/24/17	3,960,000	3,955,050

		42,738,558

6 | See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2011 (unaudited)

	Principal Amount ($)	Value ($)
US Senior Loans (a) (continued)
SERVICES: BUSINESS - 5.7%
BakerCorp International, Inc. Term Loan, 5.00%, 06/01/18	2,400,000	2,407,500
Global Cash Access, Inc. Term Loan, 7.00%, 03/01/16	2,671,429	2,689,795
Infogroup, Inc. Term B Loan, 5.75%, 05/26/18	2,244,375	2,221,931
MedAssets, Inc. Term Loan, 5.25%, 11/16/16	4,778,150	4,795,470
U.S. Foodservice, Inc. Term Loan (2011), 5.75%, 03/31/17	4,987,500	4,858,149

		16,972,845

SERVICES: CONSUMER - 1.5%
BarBri, Inc. Term Loan, 06/19/17 (b)	4,500,000	4,483,125

TELECOMMUNICATIONS - 9.3%
Avaya, Inc. Term B-3 Loan, 4.76%, 10/26/17.	8,455,778	8,158,050
Global Tel*Link Corp. Replacement Term Loan, 5.00%, 11/10/16	3,233,750	3,226,183
Second Lien Term Loan, 13.00%, 05/10/17	1,150,000	1,160,540
Paetec Holding Corp. Initial Term Loan, 5.00%, 05/31/18	4,987,500	4,968,797
Sidera Networks, Inc. Term Loan, 5.50%, 08/26/16	4,987,500	4,991,515
U.S. TelePacific Corp. Term Loan, 5.75%, 02/23/17	4,988,789	4,980,482

		27,485,567

TRANSPORTATION: CARGO - 1.7%
Swift Transportation Co., LLC Term Loan, 6.00%, 12/21/16	5,000,000	5,034,375

UTILITIES: ELECTRIC - 1.7%
Calpine Corp. Term Loan, 4.50%, 04/01/18	4,987,500	4,944,882

Total US Senior Loans (Cost $370,892,604)		370,182,893

Corporate Notes and Bonds - 20.7%
ENERGY: OIL & GAS - 0.7%
Geokinetics Holdings USA, Inc. 9.75%, 12/15/14	2,000,000	1,930,000

HEALTHCARE & PHARMACEUTICALS - 1.0%
WP Rocket Merger Sub, Inc. 10.13%, 07/15/19 (d)	3,000,000	3,037,500

HOTEL, GAMING & LEISURE - 2.0%
Diamond Resorts Corp. 12.00%, 08/15/18 (d)	2,000,000	2,130,000

	Principal Amount ($)	Value ($)
HOTEL, GAMING & LEISURE (continued)
Palace Entertainment Holdings, LLC / Palace Entertainment Holdings Corp. 8.88%, 04/15/17 (d)	3,750,000	3,778,125

		5,908,125

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 4.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 10.50%, 01/15/15 (d)	5,000,000	4,550,000
Reader’s Digest Association, Inc. (The) 9.50%, 02/15/17 (e)	7,700,000	7,988,750

		12,538,750

MEDIA: BROADCASTING & SUBSCRIPTION - 0.8%
Clear Channel Communications, Inc. 9.00%, 03/01/21 (d)	2,500,000	2,406,250

SERVICES: BUSINESS - 7.1%
Ceridian Corp. 11.25%, 11/15/15	1,000,000	1,005,000
First Data Corp. 12.63%, 01/15/21 (d)	10,000,000	10,750,000
Travelport, LLC 9.88%, 09/01/14	10,000,000	9,250,000

		21,005,000

TELECOMMUNICATIONS - 2.1%
Clearwire Communications, LLC / ClearwireFinance, Inc. 12.00%, 12/01/15 (d)	500,000	538,125
Level 3 Financing, Inc. 9.38%, 04/01/19 (d)	5,500,000	5,692,500

		6,230,625

UTILITIES: ELECTRIC - 2.8%
Texas Competitive Electric Holdings Co., LLC (TCEH Finance, Inc.) 11.50%, 10/01/20 (d)	8,500,000	8,393,750

Total Corporate Notes and Bonds (Cost $62,448,431)		61,450,000

Total Investments-145.8% (Cost of $433,341,035)		431,632,893
Other Assets & Liabilities, Net-6.0%		17,742,471
Loan Outstanding-(45.1)%		(133,444,615)
Series A Preferred Shares-(6.7)%		(19,940,000)

Net Assets (Applicable to Common Shares)-100.0%		295,990,749

See accompanying Notes to Financial Statements. | 7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2011 (unaudited)

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans generally hold a first lien interest and typically pay interest at rates which are periodically determined by reference to a floating base lending rate plus a spread. (Unless otherwise identified, all Senior Loans carry a variable rate of interest.) These base lending rates are generally (i) the lending rate offered by one or more European banks such as the London Interbank Offered Rate, (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate used by commercial lenders. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Senior Loan assets have additional unfunded loan commitments. See Note 9.
(d)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2011, these securities amounted to $41,276,250 or 13.9% of net assets.
(e)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2011.

8 | See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Assets and Liabilities

June 30, 2011 (unaudited)

Assets:

Investment securities at fair value (cost $433,341,035)	$431,632,893
Cash and cash equivalents	25,430,272
Interest and dividends receivable	3,128,448
Receivable for investment securities sold	3,188,594
Deferred financing costs	1,240,655
Prepaid expenses	371,467

Total Assets	$464,992,329

Liabilities:

Borrowings under credit facility (Note 8)	$133,444,615
Payable for investment securities purchased	13,958,334
Interest and commitment fee expense payable	436,340
Distributions payable to common shareholders	382,007
Investment advisory fees payable	363,438
Accumulated distribution payable to preferred shareholders	65,560
Other payables and accrued expenses due to affiliates	133,431
Other payables and accrued expenses	277,855

Total Liabilities	149,061,580

Net Assets including Series A Preferred Shares	$315,930,749

Series A Preferred Shares ($0.001 par value, 1,068 authorized and 997 shares issued with liquidation preference of $20,000 per share)	$19,940,000

Net Assets (Applicable to Common Shareholders)	$295,990,749

Net Assets Consist of:

Par value of common shares ($0.001 par value, 1,000,000,000 shares authorized and 15,476,056 issued and outstanding (Note 7)	$15,476
Paid-in capital in excess of par value of common shares	294,963,580
Undistributed net investment income	2,017,762
Accumulated net realized gain from investments	703,848
Net unrealized depreciation on investments and unfunded transactions	(1,709,917)

Net Assets (Available to Common Shareholders)	$295,990,749

Number of Common Shares outstanding	15,476,056
Net Asset Value, per Common Share	$19.13

See accompanying Notes to Financial Statements. | 9

Apollo Senior Floating Rate Fund Inc.

Statement of Operations

For the Period from February 23, 2011 (commencement of operations) to June 30, 2011 (unaudited)

Investment Income:

Interest	$7,489,677
Dividends	2,620

Total Investment Income	7,492,297

Expenses:

Investment advisory fees (Note 4)	1,227,393
Interest and commitment fee expense (Note 8)	436,340
Audit and legal fees	196,319
Administrative services of the Adviser (Note 4)	175,364
Insurance expense	167,757
Amortization of deferred financing costs (Note 8)	68,933
Board of Directors fees (Note 4)	28,847
Other operating expenses (Note 4)	211,019

Total Expenses	2,511,972
Expense reimbursement by Adviser (Note 4)	(227,058)

Net Expenses	2,284,914

Net Investment income	5,207,383

Net Realized and Unrealized Gain/(Loss) on investments

Net realized gain on investments	703,848
Net change in unrealized depreciation on investments and unfunded transactions	(1,709,917)

Net realized and unrealized loss on investments	(1,006,069)

Distributions to Preferred Shareholders:

From net investment income	(65,560)

Net increase in net assets, available to common shareholders, resulting from operations	$4,135,754

10 | See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Changes in Net Assets

Period Ended June 30, 2011* (unaudited)
Increase in Net Assets:

From Operations

Net investment income	$5,207,383
Net realized gain on investments	703,848
Net change in unrealized depreciation on investments and unfunded transactions	(1,709,917)
Distributions to preferred shareholders	(65,560)

Net increase in net assets from operations	4,135,754

Distributions to Common Shareholders

From net investment income	(3,124,061)

Total distributions to common shareholders	(3,124,061)

Capital Transactions from Common Shares

Proceeds from sale of common shares	295,095,000
Offering costs (Note 7)	(618,000)
Reinvestment of dividends	402,048

Net increase from share transactions	294,879,048

Total increase in net assets	$295,890,741

Net Assets Applicable to Common Shares

Beginning of period**	100,008

End of period	$295,990,749

Undistributed net investment income	$2,017,762

*	For the period from February 23, 2011 (commencement of operations) to June 30, 2011.
**	Represents initial seed capital invested by Apollo Credit Management, LLC.

See accompanying Notes to Financial Statements. | 11

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Period from February 23, 2011 (commencement of operations) to June 30, 2011 (unaudited)

Cash Flows Used in Operating Activities

Net increase in net assets from operations excluding distributions to preferred shareholders	$4,201,314

Adjustments to Reconcile Net Increase in Net Assets from Operations Excluding Distributions to Preferred Shareholders to Net Cash Used in Operating Activities
Net realized gain on investments	(703,848)
Net change in unrealized depreciation on investments and unfunded transactions	1,709,917
Net amortization/(accretion) of premium/(discount)	(90,003)
Purchase of investment securities	(485,007,305)
Proceeds from disposition of investment securities	63,228,086
Amortization of deferred financing costs	68,933
Changes in operating assets and liabilities
Increase in interest and dividends receivable	(3,128,448)
Increase in prepaid expenses	(371,467)
Increase in interest and commitment fee expense payable	436,340
Increase in investment advisory fees payable	363,438
Increase in other payables and accrued expenses due to affiliates	133,431
Increase in other payables and accrued expenses	277,855

Net cash flows used in operating activities	(418,881,757)

Cash Flows Provided by Financing Activities
Proceeds from borrowings under credit facility	133,444,615
Deferred financing costs	(1,309,588)
Proceeds from capital stock	295,095,000
Proceeds from issuance of Series A Preferred Shares	19,940,000
Offering costs	(618,000)
Distributions paid to common shareholders	(2,340,006)

Net cash flow provided by financing activities	444,212,021

Net increase in cash and cash equivalents	25,330,264

Cash and cash equivalents, beginning of period	100,008 *

Cash and cash equivalents, end of period	$25,430,272

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fees	$—

Supplemental Disclosure of Non-Cash Operating Activity
Increase in receivable for investment securities sold	3,188,594

Increase in payable for investment securities purchased	13,958,334

Supplemental Disclosure of Non-Cash Financing Activity
Value of common shares issued as reinvestment of dividends to common shareholders	402,048

*	Represents initial seed capital invested by Apollo Credit Management, LLC.

12 | See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Common Shares Per Share Operating Performance:	For the Period Ended June 30, 2011 (a) (unaudited)
Net Asset Value, Beginning of Period	$19.10	(b)
Income from Investment Operations:
Net investment income	$0.33
Net realized and unrealized loss on investments	(0.06)
Distributions from net investment income to preferred shareholders	—	(c)

Total from investment operations	0.27
Less Distributions Paid to Common Shareholders from:
Net investment income	(0.20)

Total distributions paid to common shareholders	(0.20)
Common share offering charges to paid-in capital	(0.04)
Net Asset Value, End of Period	$19.13
Market Value, End of Period	$18.87
Total return based on net asset value(d)	1.21	%(e)
Total return based on market value(d)	(4.66	)%(e)
Ratios to Average Net Assets available to Common Shareholders:
Ratio of total expenses to average net assets	2.52	%(f)
Ratio of net expenses to average net assets	2.29	%(f)
Ratio of net investment income to average net assets(g)	5.23	%(f)
Ratio of net investment income to average net assets net of Series A Preferred Shares	5.16	%(f)
Supplemental Data:
Portfolio turnover rate	19.6	%(e)
Net assets at end of period (000’s)	$295,991
Ratio of total expenses to total average managed assets	2.05	%(f)
Ratio of net expenses to total average managed assets	1.86	%(f)

(a)	From February 23, 2011 (commencement of operations) to June 30, 2011.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Represents less than $0.005 per common share.
(d)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income ratio does not reflect payment to preferred shareholders. The ratio reflecting such payment was 5.16% for the period ended June 30, 2011.

See accompanying Notes to Financial Statements. | 13

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements

June 30, 2011 (unaudited)

Note 1. Organization and Operations

Apollo Senior Floating Rate Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on February 23, 2011. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 shares of common stock in the Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Fund’s investment adviser and is an affiliate of Apollo Global Management, LLC (“AGM”).

Investment Objective

The Fund’s objective is to seek current income and preservation of capital. The Fund will seek to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar economic characteristics. Senior Loans generally hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. The Fund seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of the Fund’s managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy is not fundamental and may be changed by the board of directors of the Fund (the “Board of Directors” or the “Board”) with at least 60 days’ prior written notice provided to shareholders of the Fund’s common stock.

Note 2. Significant Accounting Policies

The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and these differences could be material.

Fund Valuation

The net asset value (“NAV”) per share will be determined daily generally as of 4:00pm on each day that the New York Stock Exchange (“NYSE”) is open for trading, or at other times as determined by the Board. The NAV of common shares is total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Fund values its investments primarily using the mean between the last available bid and ask price of market quotations from a nationally recognized security pricing service. Securities and assets for which market quotations are not readily available or for which the valuations provided by the primary pricing sources are believed to be unreliable are valued at fair value pursuant to procedures adopted by the Board of Directors of the Fund. In general, the fair value of a security is the amount that the Fund might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

If available, bank loans are priced based on valuations provided by an approved independent, third-party pricing agent or broker. If a price is not available from an independent, third-party pricing agent or broker or, if the price provided by the independent third-party pricing agent or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board of Directors. These procedures can, but are not obligated to, take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities, (iv) whether any dealer quotations for the security are available and considered reliable and (v) press releases and other information published about the issuer. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value

14 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

June 30, 2011 (unaudited)

that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market.

The valuation techniques used by the Fund to measure fair value at June 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the levels of the Fund’s investment securities as of June 30, 2011 are as follows:

Investments in Securities:	Total Value at June 30, 2011	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
US Senior Loans	$370,182,893	$—	$323,797,362	$46,385,531
Corporate Notes and Bonds	61,450,000	—	58,412,500	3,037,500

Total Investments	$431,632,893	$—	$382,209,862	$49,423,031

The Fund did not have any liabilities that were measured at fair value at June 30, 2011. The Fund did not have any significant transfers in to or out of Levels 1, 2 or 3 during the current period presented. The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2011.

	Total Fair Value	US Senior Loans	Corporate Notes & Bonds
Fair Value, beginning of period	$—	$—	$—
Purchases	52,490,856	49,490,856	3,000,000
Sales	(3,552,013)	(3,552,013)	—
Accrued discounts	14,651	14,651	—
Total realized gains	48,322	48,322	—
Total unrealized gains	421,215	383,715	37,500

Fair Value, end of period	$49,423,031	$46,385,531	$3,037,500

Semi-Annual Report | 15

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

June 30, 2011 (unaudited)

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days. As of June 30, 2011, cash and cash equivalents were mainly comprised of cash deposited with U.S. financial institutions, which are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Fund’s investments, as presented in the accompanying Schedule of Investments, represents management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one ore more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments under U.S. GAAP approximate the carrying amount presented in the accompanying Statement of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given and the gains or losses on investment securities are the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discount and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date.

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of its net investment income and net capital gains, if any, for its tax year, and as such, no U.S. federal income or excise tax provisions are recorded. The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to RICs. The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. The effective date of the Act precedes the start of the Fund. If applicable, any impact of the Act on the Fund will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Distributions to Common Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is

16 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

June 30, 2011 (unaudited)

returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Board of Directors may elect to change the Fund’s distribution policy at any time.

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. Certain of the amendments could change how the fair value measurement guidance is applied including provisions related to highest and best use and valuation premise for nonfinancial assets, application to financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk, premiums or discounts in fair value measurement, fair value of an instrument classified in a reporting entity’s shareholders’ equity, and disclosures about fair value measurements. The update is effective for interim and annual periods beginning after December 15, 2011 for public entities with the amendments to be applied prospectively. Fund management is currently in the process of evaluating the impact that this guidance will have on the Fund’s financial statements.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Unrealized appreciation and depreciation and cost of investments for U.S. federal income tax purposes at June 30, 2011 was:

Federal tax cost	$433,341,035

Unrealized appreciation	$2,107,243
Unrealized depreciation	(3,815,385)

Net unrealized depreciation	$(1,708,142)

Note 4. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”). For its services, the Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets, which includes assets purchased through leverage, if any. The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, or may decide to waive its compensation periodically. For the period ended June 30, 2011, the Adviser earned fees of $1,227,393.

Administration Services and Expense Reimbursements

The Fund and the Adviser have entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Fund and performs operational services necessary for the operation of the Fund not otherwise provided by other Fund services providers. Pursuant to this agreement, the Fund will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Fund. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Fund and then allocate these expenses to the Fund for reimbursement. Through June 30, 2011, the Adviser provided services under this agreement totaling $175,364 which is shown in the Statement of Operations as administrative services of the Adviser. In addition, the Adviser waived the right to expense reimbursements and investment advisory fees totaling $227,058 for the period ended June 30, 2011.

The Fund has also entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. BNY Mellon Investment Servicing (US) Inc. provides certain administrative services necessary for the operation of the Fund, including maintaining the Fund’s books and records, providing accounting services and preparing regulatory filings. The Fund pays BNY Mellon Investment Servicing (US) Inc. for these services. The Bank of New York Mellon (“BNY Mellon”) serves as

Semi-Annual Report | 17

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

June 30, 2011 (unaudited)

the Fund’s custodian. BNY Mellon Investment Serivicing (US) Inc. serves as the Fund’s transfer agent. BNY Mellon and BNY Mellon Investment Servicing (US) Inc. provided services totaling $98,476 during the period ended June 30, 2011 which are included in the Statement of Operations in other operating expenses.

Fees Paid to Board of Directors

The Fund pays, to each member of the Board of Directors who is not an “interested person” (as defined in the Investment Company Act) of the Fund, a fee of $12,000 per annum, plus $2,000 for each in-person Board of Directors meeting, plus $1,000 for attendance at telephonic Board meetings. In addition, the Chairman of the Audit Committee receives $3,000 per annum. The Fund will also reimburse independent Board members for travel and out-of-pocket expenses incurred in connection with such meetings. Included in the Statement of Operations is $28,847 of expenses related to Board of Directors fees.

Note 5. Investment Transactions

For the period ended June 30, 2011, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $498,963,864 and $66,416,680, respectively.

Note 6. Risks

Senior Loans

Senior Loans are usually rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the Securities Act of 1933 and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedule of Investments.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt

18 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

June 30, 2011 (unaudited)

obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Market

On August 5, 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government debt obligations from AAA to AA+. Shortly thereafter, S&P also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. These actions initially have had an adverse effect on financial markets. It is possible that the downgrade of the U.S. government’s credit rating may create broader financial turmoil and uncertainty, which would weigh heavily on the global financial system. The downgrade could, for example, disrupt money markets, long-term or short-term fixed income markets, foreign exchange markets, commodities markets and equity markets. These adverse consequences could extend to the Borrowers of the loans held by the Fund and, as a result, could materially and adversely affect returns on the Fund’s investments, the ability of Borrowers to continue to pay their debt service or refinance and repay their loans as they become due and the Fund’s ability to continue to acquire targeted assets on attractive terms. While it is not possible to precisely predict the longer-term impact of the downgrade on the financial markets and the participants therein, it might be material and adverse to the Fund.

Note 7. Common Shares

Common share transactions were as follows:

	Period Ended June 30, 2011 *
	Shares	Amount
Common Shares outstanding - Beginning of Period	5,236	$100,008
Common shares issued in connection with initial public offering	15,450,000	295,095,000
Common shares issued as reinvestment of dividends	20,820	402,048
Offering costs	—	(618,000)

Common Shares outstanding - End of Period	15,476,056	$294,979,056

* The Fund commenced investment operations on February 23, 2011.

Offering costs were paid by the Fund up to $0.04 per common share which totaled $618,000 and was recorded as a reduction of the proceeds from the sale of common shares. The Adviser paid all of the Fund’s organizational expenses and the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share. Additionally, in connection with the initial public offering, the underwriters received a front-end sales charge (sales load) of $0.90 per share or $13,905,000.

Semi-Annual Report | 19

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

June 30, 2011 (unaudited)

See the table below for details regarding dividends declared on common shares as of the date of this report:

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Paid	Value of new Common Shares Issued
April 4, 2011	May 18, 2011	May 20, 2011	May 31, 2011	$0.101	$1,560,979	$1,158,931	$402,048
April 4, 2011	June 16, 2011	June 20, 2011	June 30, 2011	$0.101	1,563,082	1,563,082	—
April 4, 2011	July 15, 2011	July 19, 2011	July 29, 2011	$0.101	1,563,082	1,563,082	—
July 14, 2011	August 17, 2011	August 19, 2011	August 31, 2011	$0.101
July 14, 2011	September 21, 2011	September 23, 2011	September 30, 2011	$0.101
July 14, 2011	October 19, 2011	October 21, 2011	October 31, 2011	$0.101

Note 8. Credit Agreement and Preferred Shares

On March 24, 2011, the Fund entered into a credit agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as lender, and Wells Fargo Securities LLC, as administrative agent. Additionally the Fund issued shares of the Fund’s Series A Preferred Stock (the “Preferred Shares”) to Wells Fargo. The loans under the credit agreement must be repaid in full and the outstanding Preferred Shares must be repurchased no later than March 24, 2015.

The Fund borrowed $133,444,615 under the credit agreement. The loans generally bear interest at a rate of three-month LIBOR plus 1.40%. The average daily loan balance outstanding on days where borrowings existed was $86,588,891, the weighted average interest rate was 1.65% and the interest expense, which is included on the Statement of Operations, was $336,524.

The Fund is authorized to issue up to 1,068 Preferred Shares. At June 30, 2011, 997 Preferred Shares were issued and outstanding with an aggregate liquidation preference of $19,940,000. The Preferred Shares generally are entitled to quarterly dividends at a floating rate of 1.90% plus three-month LIBOR, subject to adjustment for unpaid dividends. The weighted average interest rate on the Preferred Shares was 2.15% and the dividends on the Preferred Shares, which are included on the Statement of Operations, were $65,560.

Also included in interest and commitment fee expense on the Statement of Operations is $99,816 related to commitment fees incurred for the credit agreement and the Preferred Shares for the period between March 24, 2011 and June 24, 2011, the commitment termination date.

Subject to certain conditions, the loans under the credit agreement may be repaid and the Preferred Shares may be repurchased beginning on March 24, 2014. Any such prepayments or repurchases must be made on a pro-rata basis between the loans and the Preferred Shares. In addition, the credit agreement contains customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. The loans under the credit agreement may also be prepaid if the Fund has a reasonable, good faith belief that a failure to be in compliance with both asset value tests as of certain test dates could reasonably be expected to imminently occur, provided that such prepayment is limited to the amount that the Borrower reasonably determines is necessary to remain in compliance with such asset value tests. The Articles Supplementary establishing the rights, powers and other terms of the Preferred Shares include a corresponding asset value test. These tests are in addition to any requirements outlined in the Fund’s registration statement or by the Investment Company Act. As of June 30, 2011, the Fund was in compliance with all required limitations and restrictions related to the credit agreement and the Preferred Shares.

In connection with the Fund’s entry into the credit agreement and issuance of Preferred Shares, certain debt financing costs were incurred by the Fund and have been recorded as a deferred financing cost in the Statement of Assets and Liabilities. The debt financing costs are amortized over the life of the credit agreement and the Preferred Shares. The amortization of the deferred financing costs is included in the Statement of Operations.

The Fund utilizes leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be

20 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

June 30, 2011 (unaudited)

borne entirely by the Fund’s common shareholders. When the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

Note 9. Commitments

As of June 30, 2011, the Fund had unfunded loan commitments of $612,245 which could be extended at the option of the borrower, as detailed below:

Borrower	Unfunded Loan Commitment
Physician Oncology Services, LP	$612,245

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Note 10. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

Note 11. Subsequent Event

On August 16, 2011, the Fund and Wells Fargo entered into an amendment to the credit agreement to amend the definition of “Total Maximum Commitment” to adjust the allocation of loans under the credit agreement and aggregate liquidation preference of outstanding shares of preferred stock from 87% and 13% to 80% and 20%, respectively. In connection with the foregoing adjustment, the lender granted a waiver under the credit agreement to permit a voluntary prepayment by the Fund of $10,740,000 of loans. Concurrently with the entry into the amendment described above, the Fund issued 537 shares of its Series A Preferred Stock to the Lender with aggregate liquidation preference of $10,740,000.

Semi-Annual Report | 21

Apollo Senior Floating Rate Fund Inc.

Additional Information

June 30, 2011 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Fund as set forth below, all net investment income dividends and all capital gains distributions declared by the Board of Directors will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Fund. To exercise this option, such shareholder must notify BNY Mellon Investment Servicing (US) Inc., the plan administrator and the Fund’s transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board of Directors for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive common stock of the Fund (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If on the dividend payment date the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 5¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Fund will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at bnymellon.com/ shareowner, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by calling the plan administrator at 800-331-1710.

The plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035.

Approval of Investment Advisory Agreement

The Board of Directors of the Fund, a majority of whom are not “interested persons” (as defined in the Investment Company Act) of the Fund (the “Independent Directors”), approved the Investment Advisory Agreement at a meeting held on January 19, 2011.

The Board of Directors of the Fund has the responsibility under the Investment Company Act to approve the Fund’s proposed Investment Advisory Agreement for its initial two-year term and for any renewal thereafter at meetings of the Board called for the purpose of voting on such approvals or renewals. In addition, the Fund’s Board of Directors generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning investment performance, comparability of fees, total expenses and profitability at any future meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund’s investment advisory and administrative arrangements is an ongoing one. In this regard, the Board’s consideration of the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement will include deliberations at future quarterly meetings.

22 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Additional Information (continued)

June 30, 2011 (unaudited)

At a Board meeting held on January 19, 2011, all of the Directors present at the meeting, including all of the Independent Directors (Messrs. Hannan and Stein were elected as Directors at a subsequent meeting), approved the Investment Advisory Agreement for an initial two-year term. In considering whether to approve the Investment Advisory Agreement, the Fund’s Board of Directors reviewed an organizational meeting book and other materials from the Adviser and from counsel to the Independent Directors which: (i) included information concerning the services that will be rendered to the Fund by the Adviser and its affiliates, and the fees that will be paid by the Fund to the Adviser and its affiliates; and (ii) outlined the legal duties of the Board under the Investment Company Act. In particular, the Board considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser — The Directors reviewed the services that the Adviser would provide to the Fund, which were also discussed during an orientation meeting held earlier in January, including the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. During these discussions, the Directors asked questions of, and received answers from, the officers of the Adviser and its affiliates regarding the Fund’s investment strategy. The Board of Directors also had received prior to the Meeting a supplemental presentation regarding the Adviser and the Fund’s investment strategy and a memorandum from the Adviser regarding the proposed services and fees.

(b) Investment performance of the Fund and the Adviser — Because the Fund was newly formed, the Directors did not consider the investment performance of the Fund. However, the Board of Directors was provided with the composite performance of the Adviser’s affiliate in investments similar to those contemplated for the Fund. The Directors also considered the experience, resources and strengths of the Adviser’s affiliate in developing investment strategies similar to the Fund in other contexts. The ability of the Adviser to draw on the experience of personnel of its affiliates in managing the Fund also was noted. Based on these factors, the Directors determined that the Adviser would be an appropriate investment adviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund — The Board of Directors considered the anticipated cost of the services to be provided by the Adviser. Because the Fund was newly formed, it had not commenced operations as of January 19, 2011, and the aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with information concerning the cost to the Adviser of services to be provided to the Fund and the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund. The Directors noted, however, that the Adviser would provide the Directors with profitability information from time to time after the Fund commences operations.

(d) Economies of scale and whether fee levels reflect these economies of scale — Because the Fund was newly formed, it had not commenced operations as of January 19, 2011, and the aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors noted that the Fund, as a closed-end investment company, was not expected to experience dramatic increases in asset size unless additional shares were offered at some time in the future. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Investment Advisory Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated the Fund’s proposed contractual fee rate for advisory services as compared to the contractual fee rates for advisory and administrative services of other closed-end funds selected by Strategic Insight. It was noted that the proposed fees were within the range of those of the comparison funds. The Directors also considered compensation paid to the Adviser’s affiliates with respect to accounts other than registered investment companies managed by those affiliates and reviewed information regarding the different services provided to different types of the clients. The additional regulatory and compliance services that were applicable to the Fund as a registered investment company also were noted.

Although the administrative fees to be paid to the Adviser (which were to consist only of reimbursements for the cost of services) were not included in the comparison, separate information was provided in respect of those fees.

The Directors then considered the potential direct and indirect benefits to the Adviser and its affiliates from their relationships with the Fund, noting that the Adviser would not receive a profit from the Fund’s Administrative Services and Reimbursement Agreement with the Adviser.

Semi-Annual Report | 23

Apollo Senior Floating Rate Fund Inc.

Additional Information (continued)

June 30, 2011 (unaudited)

Conclusion

No single factor was identified as determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors present at the meeting concluded that the nature, extent and quality of the services to be provided by the Adviser are adequate and appropriate. The Directors concluded that the fee to be paid to the Adviser was reasonable in light of the considerations described above. The Independent Directors were represented by independent counsel who assisted them in their deliberations.

24 | Semi-Annual Report

Important Information About This Report

Investment Adviser

Apollo Credit Management LLC

9 West 57th Street New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

480 Washington Blvd.

Jersey City, NJ 07310

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

Two World Financial Center

New York, NY 10281

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-888-301-3838 and additional reports will be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent period ended June 30, are available (i) without charge, upon request, by calling 1-888-301-3838 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Website information, including any information captured through our use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Semi-Annual Report | 25

9 West 57th Street New York, NY 10019

1-888-301-3838 • www.agmfunds.com

6/30/11

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes to the Registrant’s portfolio managers during the reporting period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s bylaws (the “Bylaws”) designate procedures by which stockholders may submit proposals to the registrant’s Board of Directors. The applicable section of the Bylaws is set forth below:

Article II, Section 11(a)(1): Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Apollo Senior Floating Rate Fund Inc.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President (principal executive officer)

Date	8/30/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President (principal executive officer)

Date	8/30/11

By (Signature and Title)	/s/ Jodi Sarsfield
Jodi Sarsfield, Treasurer and Chief Financial Officer (principal financial officer)

Date	8/30/11